UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): October 10, 2007

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
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             (Exact name of Registrant as specified in its Charter)

                      II-A: 0-16388      II-A: 73-1295505
                      II-B: 0-16405      II-B: 73-1303341
                      II-C: 0-16981      II-C: 73-1308986
                      II-D: 0-16980      II-D: 73-1329761
                      II-F: 0-17799      II-F: 73-1330632
                      II-G: 0-17802      II-G: 73-1336572
     Oklahoma         II-H: 0-18305      II-H: 73-1342476
----------------    ----------------    -------------------
(State or other       (Commission       (I.R.S. Employer
jurisdiction of        File Number)      Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

         [ ] Written  communications  pursuant to Rule 425 under the  Securities
             Act (17 CFR  230.425)
         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act
             (17  CFR  240.14a-12)
         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act (17 CFR 240.14d-2(b))
         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On October 10, 2007, the Geodyne Energy Income Limited Partnership II-A, Geodyne Energy Income Limited Partnership II-B, Geodyne Energy Income Limited Partnership II-C, Geodyne Energy Income Limited Partnership II-D, Geodyne Energy Income Limited Partnership II-F, Geodyne Energy Income Limited Partnership II-G, and Geodyne Energy Income Limited Partnership II-H, (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Clearinghouse auction in Houston, Texas. Samson Resources Company, an affiliate of the General Partner, purchased properties from the II-A, II-B, II-C, II-D, II-F, II-G, and II-H Partnerships through the competitive bidding process at the auction for total net proceeds of approximately $2,738,000, $354,000, $433,000, $907,000, $679,000, $1,569,000,
and $350,000, respectively. Total net proceeds, including sales to affiliated entities, for the auction are as described below:

                                        Reserves
       Number              Sold            as            Reserve
         of    Location    Number      of 12/31/06        Value
        Wells     of         of       Oil       Gas        Sold        Net
P/ship  Sold  Properties Purchasers (Bbls)     (Mcf)     12/31/06    Proceeds
------ ------ ---------- ---------- -------  ---------  ----------- ----------
 II-A   129   Kansas and    31      159,951  1,158,879   $5,285,996 $5,699,000
              Oklahoma

 II-B    22   Kansas and     8      104,116    133,880    1,918,805  1,702,000
              Oklahoma

 II-C    41   Oklahoma      12        6,439    449,845    1,060,947  1,044,000

 II-D    38   Oklahoma      11        9,063    915,818    2,135,698  2,333,000

 II-F    39   Oklahoma       9        6,202    368,513    1,051,152  1,028,000

 II-G    39   Oklahoma       9       14,861    853,763    2,441,478  2,365,000

 II-H    39   Oklahoma       9        3,540    198,975      570,724    549,000

The transactions are subject to standard auction closing conditions.

         The proceeds from the sales, less transaction costs, will be included in the February 15, 2008 cash distributions paid by the Partnerships.

         This sale was in conjunction with the Partnerships' scheduled termination on December 31, 2007. All of the Partnerships' properties will be sold as part of the liquidation process. It is anticipated that auction sales will continue through at least early 2008.

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


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         The pro forma financial  information that would be required pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before October 31, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H

                                  By: GEODYNE RESOURCES, INC.
                                      General Partner

                                      //s// Dennis R. Neill
                                      -----------------------------
                                      Dennis R. Neill
                                      President

DATE: October 16, 2007


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